UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   May 9, 2003



                               GFSB Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Delaware                     0-25854                   04-2095007
----------------------------     ---------------           -------------------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                         Identification Number)



221 West Aztec Avenue, Gallup, New Mexico                        87301
-----------------------------------------------------         ------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (505) 726-6500
                                                     --------------



                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               GFSB BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c) Exhibits:

                  99.1     Press Release dated May 9, 2003


Item 9.  Regulation FD Disclosure
         ------------------------

         Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On May 9, 2003, the Registrant issued a press release to report earnings for the quarter ended March 31, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 GFSB Bancorp, Inc.



                                                 /s/Jerry R. Spurlin
                                                 -------------------------
Date: May 9, 2003                            By: Jerry R. Spurlin
                                                 Chief Financial Officer
                                                (Duly Authorized Representative)